FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2006

Summit Bank Corporation

(Exact name of registrant as specified in its charter)

Georgia	0-21267	58-1722476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4360 Chamblee-Dunwoody Road, Atlanta, GA		30341
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 454-0400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 3, 2006, Summit Bank Corporation issued a press release announcing its CEO succession plan relating to the planned 2007 retirement of its Chief Executive Officer, Pin Pin Chau. A copy of the release is attached as Exhibit 99.1.

Item 8.01	Other Events

The attached press release also announces the approval by the Office of the Comptroller of the Currency of Summit’s previously announced pending acquisition of Concord Bank, N.A., which is scheduled for completion near the end of the first quarter or early in the second quarter of 2006.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1: Press release dated March 3, 2006*

*	Furnished but not “filed” for purposes of liability under Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2006	SUMMIT BANK CORPORATION

	By:	/s/ Thomas J. Flournoy
Thomas J. Flournoy
Executive Vice President and Chief Financial Officer